UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

August 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2008. The net asset value at that date was $12.91 per common share. The fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $14.21. The total returns, including income, for the fund and the comparative benchmarks were:

Six Months Ended June 30, 2008
Cohen & Steers Total Return Realty Fund at Market Value[a]	12.77%
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	–2.89%
FTSE NAREIT Equity REIT Index[b]	–3.59%
S&P 500 Index[b]	–11.91%
Blended benchmark—80% FTSE NAREIT Equity REIT Index 20% Merrill Lynch REIT Preferred Index[b]	–1.22%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Three monthly distributions of $0.1125 per common share were declared and will be paid to common shareholders on July 31, 2008, August 29, 2008 and September 30, 2008.c The fund makes regular monthly cash distributions to common shareholders at a level rate (the "Policy"). As a result of this Policy, the fund may pay distributions in excess of the fund's investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the fund's assets. Distributions of capital decrease the fund's total a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

Investment Review

The six-month period was a negative one for U.S. real estate securities, although they outperformed the broader U.S. stock market by a wide margin. Having underperformed in 2007, REITs entered the period with considerable pessimism priced into their shares. They performed well in both absolute and relative terms through May, as fundamentals remained supportive—demand softened only modestly amid limited new supply. Reported earnings were mostly in line with expectations. Real estate securities also received a boost in a March-April "relief rally," after the Federal Reserve helped arrange the purchase of Bear Stearns by JPMorgan Chase while taking other steps to avert possible failures in the financial system.

However, sentiment toward REITs, and stocks in general, rapidly deteriorated late in the period. Surging oil prices contributed to fears of global stagflation—an unwelcome mix of inflation and slowing economic growth. This reduced the probability that the Federal Reserve would continue to lower interest rates. The Fed in fact kept rates unchanged at 2% at its June meeting, after steadily lowering them from 5.25% beginning in September 2007. In addition, there were heightened concerns over the financial sector, with a new focus on local and regional banks.

Self storage and apartment companies outperformed

Performance during the semiannual period varied widely by property sector. Self storage was the top-performing sector with a total return of 12.2%, aided by favorable earnings and generally strong balance sheets. Apartments (+4.4%) outperformed, with share prices validated by recent property sales, which in most sectors have been scarce. The regional mall (–2.7%) and health care (–2.6%) sectors declined but outperformed the benchmark, aided by their relatively stable earnings.

The hotel sector (–20.8%) was the poorest performer, due to concerns over the economy in general and the rising cost and reduced availability of air travel in particular. The industrial sector (–11.8%) had a sizable decline, reflecting investors' concerns over a slowing global economy and business models driven by transactional income, in contrast to recurring income from long-term leases. The office sector (–4.2%) underperformed amid concerns that employment levels could decline, particularly in areas with high concentrations of financial services tenants.

REIT preferreds had positive returns

REIT preferred securities had a total return of 7.6% in the period, as measured by the Merrill Lynch REIT Preferred Index. These securities rebounded significantly in early 2008, after poor performance in 2007 amid the credit crisis and, late in the year, tax-loss selling. The Federal Reserve's aggressive actions to shore up liquidity sparked investor confidence and credit spreads tightened meaningfully. As in the equity markets, however, intensifying inflation concerns weighed on REIT preferreds late in the period.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Fund performance was aided by our preferred allocation

REIT preferreds boosted the fund's absolute return in the period, although they underperformed the Merrill Lynch REIT Preferred Index—a component of the fund's blended benchmark. The fund's common shares performed in line with the FTSE NAREIT Equity REIT index.

Stock selection in the shopping center sector aided relative return, as did our underweight in that sector. Our underweight in the industrial sector—based on valuations and our concerns over earnings stability—and overweight in the apartment sector also helped performance. Stock selection in the apartment, regional mall, office and health care sectors detracted from performance. Stock selection in the hotel sector hindered performance, although this was more than offset by our underweight; we view the sector as less attractive from an income perspective. Our underweight in the self storage sector also detracted from relative return.

The fund's market price return was +12.8% for the period, despite its decline in net asset value (NAV), reflecting a general trend of narrowing discounts to underlying asset values among closed-end funds that invest in real estate securities. Discounts had widened considerably in 2007.

Investment Outlook

We expect REITs to generate earnings growth in the 4% to 6% range this year and in 2009, with demand and supply for commercial real estate remaining largely in balance. With REITs continuing to trade at greater-than-average discounts to NAV, we view them as attractive, given their moderate growth, relatively stable earnings and compelling yields. As of June 30, REITs had an average dividend yield of 5.3%, compared with a dividend yield of 2.4% for the S&P 500 Index and a yield of 4.0% for the 10-year Treasury.

High oil and gasoline prices, the specter of rising inflation and a credit crunch that has yet to run its course suggest that challenging macroeconomic conditions could persist over the next 12 to 18 months. Our focus remains on financially stronger companies whose business models, in our view, can be sustained despite what we expect to be a prolonged consumer recession and moderate corporate slowdown.

Companies we favor in this context include well-managed retail REITs, which typically have inflation pass-through provisions in their leases, and self storage companies, whose short-term leases allow for frequent rent increases.

REIT preferreds, while vulnerable to market swings, are likely to remain somewhat defensive, in our view. While REIT fundamentals are likely to soften with the overall economy, credit statistics remain solid and yields—generally 8.5% or more—are attractive relative to the modest credit risks we perceive.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN

Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

JUNE 30, 2008

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
Ventas	$8,005,246	6.7%
Vornado Realty Trust	7,418,400	6.2
Macerich Co.	6,492,585	5.4
Boston Properties	6,220,038	5.2
AvalonBay Communities	4,966,212	4.1
Liberty Property Trust	4,282,980	3.6
Mack-Cali Realty Corp.	4,240,497	3.5
HCP	3,982,612	3.3
General Growth Properties	3,860,376	3.2
Nationwide Health Properties	3,649,691	3.0

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

		Number of Shares	Value
COMMON STOCK	80.5%
DIVERSIFIED	12.9%
Boston Properties		68,943	$6,220,038
Land Securities Group PLC (United Kingdom)		13,800	338,646
Unibail-Rodamco (France)		6,400	1,480,438
Vornado Realty Trust		84,300	7,418,400
			15,457,522
HEALTH CARE	17.2%
HCP		125,200	3,982,612
Health Care REIT		27,600	1,228,200
Nationwide Health Properties		115,900	3,649,691
Omega Healthcare Investors		87,500	1,456,875
Senior Housing Properties Trust		116,328	2,271,886
Ventas		188,049	8,005,246
			20,594,510
HOTEL	2.6%
DiamondRock Hospitality Co.		99,100	1,079,199
Hospitality Properties Trust		51,700	1,264,582
Strategic Hotels & Resorts		86,700	812,379
			3,156,160
INDUSTRIAL	1.1%
EastGroup Properties		16,100	690,690
ING Industrial Fund (Australia)		245,145	368,962
Segro PLC (United Kingdom)		40,483	317,303
			1,376,955
OFFICE	11.3%
BioMed Realty Trust		67,957	1,666,985
Brandywine Realty Trust		134,785	2,124,212
Derwent London PLC (United Kingdom)		19,375	389,008
ING Office Fund (Australia)		199,677	220,133
Kilroy Realty Corp.		27,000	1,269,810
Mack-Cali Realty Corp.		124,100	4,240,497
Maguire Properties		62,377	759,128
Parkway Properties		18,900	637,497
SL Green Realty Corp.		27,100	2,241,712
			13,548,982

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	3.6%
Liberty Property Trust		129,200	$4,282,980
RESIDENTIAL—APARTMENT	14.3%
American Campus Communities		53,961	1,502,274
Apartment Investment & Management Co.		53,774	1,831,543
AvalonBay Communities		55,700	4,966,212
Camden Property Trust		44,000	1,947,440
Education Realty Trust		56,900	662,885
Home Properties		65,000	3,123,900
Mid-America Apartment Communities		25,500	1,301,520
UDR		83,000	1,857,540
			17,193,314
SELF STORAGE	2.5%
Extra Space Storage		104,800	1,609,728
Sovran Self Storage		33,400	1,388,104
			2,997,832
SHOPPING CENTER	14.1%
COMMUNITY CENTER	4.6%
Cedar Shopping Centers		57,300	671,556
Developers Diversified Realty Corp.		75,300	2,613,663
Inland Real Estate Corp.		55,300	797,426
Urstadt Biddle Properties—Class A		102,700	1,505,582
			5,588,227
REGIONAL MALL	9.5%
General Growth Properties		110,202	3,860,376
Glimcher Realty Trust		91,200	1,019,616
Macerich Co.		104,500	6,492,585
			11,372,577
TOTAL SHOPPING CENTER			16,960,804
SPECIALTY	0.9%
Entertainment Properties Trust		20,758	1,026,275
TOTAL COMMON STOCK (Identified cost—$70,983,344)			96,595,334

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	13.0%
BANK	0.4%
Bank of America Corp., 8.20%		20,000	$496,200
INSURANCE	0.4%
Allianz SE, 8.375%		20,000	498,000
REAL ESTATE	11.6%
DIVERSIFIED	0.7%
Duke Realty Corp., 8.375%, Series O		24,100	575,267
Lexington Realty Trust, 7.55%, Series D		16,500	299,475
			874,742
HEALTH CARE	1.3%
Health Care REIT, 7.625%, Series F		24,100	563,940
Health Care REIT, 7.50%, Series G		30,000	957,600
			1,521,540
HOTEL	0.2%
Hospitality Properties Trust, 7.00%, Series C		16,000	270,400
INDUSTRIAL	0.1%
EastGroup Properties, 7.95%, Series D		3,725	93,404
MORTGAGE	0.3%
Anthracite Capital, 8.25%, Series D		12,300	174,660
NorthStar Realty Finance Corp., 8.25%, Series B		15,000	198,000
			372,660
OFFICE	0.6%
BioMed Realty Trust, 7.375%, Series A		32,800	656,000
OFFICE/INDUSTRIAL	0.6%
PS Business Parks, 6.70%, Series P		37,100	717,885
RESIDENTIAL—APARTMENT	2.5%
Apartment Investment & Management Co., 9.375%, Series G		48,200	1,195,360
Apartment Investment & Management Co., 7.75%, Series U		60,000	1,395,000
Mid-America Apartment Communities, 8.30%, Series H		17,300	413,297
			3,003,657

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
SELF STORAGE	1.1%
Public Storage, 7.25%, Series I		29,700	$665,280
Public Storage, 7.25%, Series K		19,997	441,134
Public Storage, 6.18%, Series D		13,200	248,424
			1,354,838
SHOPPING CENTER	3.2%
COMMUNITY CENTER	2.3%
Kimco Realty Corp., 7.75%, Series G		20,000	475,400
Regency Centers Corp., 7.45%, Series C		31,500	702,135
Saul Centers, 8.00%, Series A		18,700	446,930
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[a]		4,000	402,600
Weingarten Realty Investors, 6.50%, Series F		40,000	798,000
			2,825,065
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.75%, Series C		25,000	547,500
Simon Property Group, 8.375%, Series J ($50 par value)[a]		8,130	481,784
			1,029,284
TOTAL SHOPPING CENTER			3,854,349
SPECIALTY	1.0%
Digital Realty Trust, 8.50%, Series A		10,700	246,956
Digital Realty Trust, 7.875%, Series B		13,200	278,124
Entertainment Properties Trust, 9.00%, Series E		25,000	662,500
			1,187,580
TOTAL REAL ESTATE			13,907,055
TELECOMMUNICATION SERVICES	0.6%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		35,000	730,800
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$16,974,441)			15,632,055
PREFERRED SECURITIES—CAPITAL SECURITIES	3.9%
BANK	1.0%
Bank of America Corp., 8.125%, due 12/29/49		250,000	236,627
Bank of America Corp., 8.00%, due 12/29/49		300,000	281,517
Citigroup, 8.40%, due 4/30/49		750,000	713,895
			1,232,039
INSURANCE	0.7%
Liberty Mutual Group,, 7.80%, due 3/15/37, 144Ab		1,000,000	800,315

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
OFFICE	1.4%
Highwoods Properties, 8.625%, Series Aa		2,000	$1,650,000
PIPELINES	0.8%
Enterprise Products Operating LP		1,000,000	1,001,161
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$5,115,323)			4,683,515
		Principal Amount
CORPORATE BOND	0.4%
LIFE/HEALTH INSURANCE
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ab (Identified cost—$490,721)		$500,000	479,781
COMMERCIAL PAPER	1.1%
San Paolo US Financial, 1.05%, due 7/1/08 (Identified cost—$1,245,000)		1,245,000	1,245,000
TOTAL INVESTMENTS (Identified cost—$94,808,829)	98.9%		118,635,685
OTHER ASSETS IN EXCESS OF LIABILITIES	1.1%		1,335,383
NET ASSETS (Equivalent to $12.91 per share based on 9,290,031 shares of common stock outstanding)	100.0%		$119,971,068

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a  Illiquid security. Aggregate holdings equal 2.1% of net assets of the fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.1% of net assets.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$94,808,829)	$118,635,685
Receivable for investment securities sold	778,403
Dividends and interest receivable	673,034
Other assets	16,063
Total Assets	120,103,185
LIABILITIES:
Payable for investment advisory fees	73,262
Payable for directors' fees	4,536
Other liabilities	54,319
Total Liabilities	132,117
NET ASSETS applicable to 9,290,031 shares of $0.001 par value common stock outstanding	$119,971,068
NET ASSETS consist of:
Paid-in-capital	$97,613,857
Dividends in excess of net investment income	(4,879,516)
Accumulated undistributed net realized gain	3,409,323
Net unrealized appreciation	23,827,404
$119,971,068
NET ASSET VALUE PER COMMON SHARE:
($119,971,068 ÷ 9,290,031 shares outstanding)	$12.91
MARKET PRICE PER COMMON SHARE	$14.21
MARKET PRICE PREMIUM TO NET ASSET VALUE PER COMMON SHARE	10.07%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividend income (net of $18,977 of foreign withholding tax)	$1,954,181
Interest income	123,163
Total Income	2,077,344
Expenses:
Investment advisory fees	446,737
Professional fees	65,886
Directors' fees and expenses	27,188
Custodian fees and expenses	18,622
Shareholder reporting expenses	11,120
Transfer agent fees and expenses	10,390
Administration fees	8,602
Miscellaneous	14,682
Total Expenses	603,227
Net Investment Income	1,474,117
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	3,428,512
Foreign currency transactions	3,996
Net realized gain	3,432,508
Net change in unrealized appreciation on:
Investments	(8,098,603)
Foreign currency translations	213
Net change in unrealized appreciation	(8,098,390)
Net realized and unrealized loss	(4,665,882)
Net Decrease in Net Assets Resulting from Operations	$(3,191,765)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$1,474,117	$4,178,852
Net realized gain	3,432,508	14,645,990
Net change in unrealized appreciation	(8,098,390)	(47,672,810)
Net decrease in net assets resulting from operations	(3,191,765)	(28,847,968)
Dividends and Distributions to Shareholders from:
Net investment income	(6,249,931)	(4,766,153)
Net realized gain on investments	—	(14,104,532)
Tax return of capital	—	(6,032,689)
Total dividends and distributions to shareholders	(6,249,931)	(24,903,374)
Capital Stock Transactions:
Increase in net assets from fund share transactions	600,258	—
Total decrease in net assets	(8,841,438)	(53,751,342)
Net Assets:
Beginning of period	128,812,506	182,563,848
End of period[a]	$119,971,068	$128,812,506

a  Includes dividends in excess of net investment income of $4,879,516 and $103,702, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	Year ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2008	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.93	$19.74	$18.01	$19.72	$16.99	$13.52
Income from investment operations:
Net investment income	0.16	0.52 [a]	0.52	0.49 [b]	0.64	0.58
Net realized and unrealized gain (loss) on investments	(0.50)	(3.64)	4.16	0.67	3.24	3.92
Total income (loss) from investment operations	(0.34)	(3.12)	4.68	1.16	3.88	4.50
Less dividends and distributions to shareholders from:
Net investment income	(0.68)	(0.52)	(0.53)	(0.49)	(0.64)	(0.58)
Net realized gain on investments	—	(1.52)	(2.02)	(1.90)	(0.35)	(0.35)
Tax return of capital	—	(0.65)	(0.40)	(0.48)	(0.16)	(0.10)
Total dividends and distributions to shareholders	(0.68)	(2.69)	(2.95)	(2.87)	(1.15)	(1.03)
Net increase (decrease) in net asset value	(1.02)	(5.81)	1.73	(1.71)	2.73	3.47
Net asset value, end of period	$12.91	$13.93	$19.74	$18.01	$19.72	$16.99
Market value, end of period	$14.21	$13.19	$20.32	$18.53	$20.12	$17.74
Total net asset value return[c]	–2.89%[d]	–15.92%	26.68%	5.37%	23.65%	34.05%
Total market value return[c]	12.77%[d]	–22.60%	26.74%	6.25%	20.83%	33.36%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$120.0	$128.8	$182.6	$166.5	$182.4	$157.1
Ratio of expenses to average daily net	0.95%[e]	0.92%	0.88%	0.91%	0.92%	0.95%
Ratio of net investment income to average daily net assets	2.31%[e]	2.48%	2.70%	2.56%	3.62%	3.93%
Portfolio turnover rate	9%[d]	29%	18%	15%	3%	22%

a  5.6% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the fund's investments carried at value:

		Fair Value Measurements at June 30, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$118,635,685	$111,343,005	$5,642,680	$1,650,000

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$1,760,000
Change in unrealized depreciation	(110,000)
Balance as of June 30, 2008	$1,650,000

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2008, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the six months ended June 30, 2008.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the advisory agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly, at an annual rate of 0.70% of the fund's average daily net assets.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $484 from the fund for the six months ended June 30, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2008 totaled $11,030,798 and $14,117,519, respectively.

Note 4. Income Tax Information

As of June 30, 2008, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$31,850,627
Gross unrealized depreciation	(8,023,771)
Net unrealized appreciation	$23,826,856
Cost for federal income tax purposes	$94,808,829

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. During the six months ended June 30, 2008 and the year ended December 31, 2007, the fund issued 40,872 and 0 shares of common stock, respectively, for the reinvestment of dividends.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years beginning after November 15, 2008.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2008, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 17, 2008. The description of each proposal and number of shares voted are as follows:

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	8,540,934	282,524
Richard E. Kroon	8,540,934	282,524
Williard H. Smith Jr.	8,540,934	282,524

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2008) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
–13.84%	9.62%	9.09%	10.21%	–1.82%	10.22%	10.77%	10.39%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

On March 18, 2008, the Board of Directors of the Corporation approved changes to the Corporation's dividend reinvestment plan (the "Plan"). The revised Plan is set forth below.

The fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

such distribution and this information will also be available at cohenandsteers.com and should not be relied upon or used for tax planning or tax reporting purposes. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

On June 12, 2008, the Board of Directors of the fund approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the fund's total assets through the current fiscal year ending December 31, 2008. During the period of this report, the fund did not effect any repurchases. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

On June 18, 2008, the Board of Directors of the fund approved changes to the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities permitting the fund to post an uncertified list of portfolio holdings on the Web site at http://www.cohenandsteers.com, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the fund files a report on Form N-Q or Form NCSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other fund statistical information may be found on the Cohen & Steers Funds' Web site or by calling 800-330-7348.

On March 18, 2008, the Board of Directors of the fund approved the expansion of the options strategy to permit the fund to write options on custom baskets of securities and customized indexes and to remove any requirement that a fund must hold an exchange-traded fund ("ETF") as a portfolio security in order to write an option on an ETF.

The fund may write covered call options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter (OTC). An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option.

The fund may write a call option on a security (other than securities of ETFs) only if the option is "covered." A call option on a security written by the fund is covered if the fund owns the underlying security covered by the call. The fund will cover call options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the ETF, index or basket, or in such other manner as may be in accordance with the rules of any exchange on which the option is traded and other

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

applicable laws and regulations. Nevertheless, where the fund covers a call option on an ETF, stock index or custom basket through ownership of securities, such securities may not match the composition of the ETF, index or basket. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the ETF, index or basket.

The value of the underlying securities, ETFs, indices and baskets on which options may be written at any one time will not exceed 25% of the total managed assets of the fund.

The fund will receive a premium for writing a call option, which will increase the fund's realized gains in the event the option expires unexercised or is closed out at a profit. If the value of a security, ETF, index or basket on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security, ETF, index or basket, however, exposes the fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying security, ETF, index or basket.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. In addition, when the fund enters into OTC options (including options on custom baskets of securities), these options are not traded on or governed by the rules of any exchange, and the fund's ability to close out an OTC option, is subject to the terms of the option contract and the creditworthiness of the option counterparty. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2008

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza

Name: James Giallanza

Title: Treasurer
(principal financial officer)

Date: August 27, 2008